Dreyfus

Growth and Income

Fund, Inc.

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Securities Sold Short

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                   Growth and Income Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth and Income Fund, Inc., covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

The Standard & Poor' s 500 Composite Stock Price Index, a broad measure of large-cap stock performance, rose more than 6% over the 12-month reporting period. Investor enthusiasm over technology stocks drove most major stock market indices to new highs. Conversely, in the first nine months of 2000, the equity investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Growth and Income Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Growth and Income Fund, Inc. perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund's total return was 8.10% .(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 6.08%
 .(2)

We believe that the fund outperformed the S&P 500 Index largely due to our effective management of the fund's technology holdings. During the first half of the period, much of the market' s overall advance was driven by gains in technology-related stocks. Although the fund held fewer technology stocks on average than the S&P 500 Index, our technology holdings produced higher returns than those of the S&P 500 Index. During the second half of the period, when many technology stocks slumped, our relatively light exposure to technology stocks helped us preserve most of the fund's earlier gains.

What is the fund's investment approach?

The fund focuses primarily on low- and moderately-priced stocks with market capitalizations of $1 billion or more at the time of purchase. The fund uses fundamental analysis to create a broadly diversified, value-tilted portfolio typically exhibiting a weighted average price-to-earnings ratio less than that of the S&P 500 Index and long-term projected earnings growth greater than that of  the  S& P  500  Index.  We generally look to avoid the risks associated with
market    timing.

We typically measure a stock' s relative value by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. By examining each company's fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in the stock's price, such as new competitive
opportunities    or    internal    oper    The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ational improvements. The result of our approach was a portfolio containing stocks from a variety of different market sectors and industries.

What other factors influenced the fund's performance?

The U.S. stock market experienced high levels of volatility throughout the reporting period, largely due to a sharp rise in technology stocks during the first half and a severe decline in the second half. Although many technology stocks failed to meet our investment criteria for growth at a reasonable price, we identified and invested in several that met our standards, making technology our largest single area of investment. Our holdings included semiconductor chip and equipment makers, such as LSI Logic and Applied Materials; diversified telecommunications companies, such as Ericsson (LM) Telephone and Nortel Networks; and business and Internet software developers, such as Oracle. Overall, our selections performed much better than the technology component of the S&P 500 Index during the first half of the period, and were responsible for virtually all of the fund's gains from November 1999 through mid-March 2000.

During the second half of the period, market strength shifted from technology to other industry groups, including financial services, health care and utilities. We responded by moving some of our assets out of technology stocks and into these other areas. These moves limited the impact of the technology decline on the fund's performance.

In particular, we increased our positions in financial services, the fund's second-largest group of holdings. Our financial stocks included mortgage lenders, such as Federal National Home Mortgage Association ("Fannie Mae"); insurers, such as John Hancock Financial Services; and fee-oriented banks, such as the Bank of New York. These stocks, which suffered in response to rising interest rates during the first half of the period, rebounded sharply in the second half, rising as a group more than 20% from their lows. Our diverse health care holdings -- including hospital firms, such as HCA Healthcare; HMOs, such as Wellpoint Health Networks; pharmaceutical firms, such as Merck & Co.; and
generic    drug    makers,    such   as   ALZA   --   also   performed   well.

And although our utility holdings represented approximately 5% of the fund's portfolio, our energy-oriented utilities rose even more sharply in response to
climbing    natural    gas    and    petroleum    prices.

On the other hand, slowing revenue growth hurt the fund's investments in consumer cyclicals and communications services companies during the period. Communications services holdings, such as AT& T and WorldCom, faced the additional burden of rising competition in the long-distance market.

What is the fund's current strategy?

We remain committed to our value-tilted investment approach. From mid-March 2000 through the end of the period, value-oriented stocks generally outperformed growth-oriented stocks, the first time they have done so on a sustained basis since late 1997. While we can't be sure this trend will continue, we believe value-oriented stocks remain attractively priced relative to growth-oriented stocks. Accordingly, as of October 31, 2000, the fund remains invested in a wide range of securities that we believe are attractively valued relative to the S&P 500 Index while offering above-average potential for growth.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth and Income
Fund, Inc. and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/00

                                          Inception                                                From

                                            Date             1 Year            5 Years           Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                      12/31/91             8.10%           13.37%             13.09%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GROWTH AND INCOME FUND, INC. ON 12/31/91 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, WHICH CAN INVEST IN BOTH EQUITY AND DEBT SECURITIES, THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE COMPRISED SOLELY OF COMMON STOCKS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--99.8%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.4%

Lamar Advertising                                                                                77,100  (a)           3,700,800

McGraw-Hill Cos.                                                                                261,400               16,778,612

                                                                                                                      20,479,412

CONSUMER NON-DURABLES--6.3%

Anheuser-Busch Cos.                                                                             192,000                8,784,000

Coca-Cola                                                                                       144,000                8,694,000

Flowers Industries                                                                              178,000                2,736,750

Intimate Brands                                                                                 276,000                6,589,500

Kimberly-Clark                                                                                  175,000               11,550,000

PepsiCo                                                                                         386,000               18,696,875

Philip Morris Cos.                                                                              425,000               15,565,625

Procter & Gamble                                                                                158,500               11,322,844

UST                                                                                             382,000                9,645,500

                                                                                                                      93,585,094

CONSUMER SERVICES--5.7%

Adelphia Communications, Cl. A                                                                  184,900  (a)           6,136,369

Cendant                                                                                       1,585,400  (a)          19,024,800

Clear Channel Communications                                                                    173,580  (a)          10,425,649

Disney (Walt)                                                                                   244,900                8,770,481

Infinity Broadcasting, Cl. A                                                                    141,250  (a)           4,696,562

Time Warner                                                                                     189,300               14,369,763

USA Networks                                                                                    347,000  (a)           7,026,750

Viacom, Cl. B                                                                                   259,315  (a)          14,748,541

                                                                                                                      85,198,915

ELECTRONIC TECHNOLOGY--16.3%

American Tower, Cl. A                                                                           305,100  (a)          12,490,031

Amkor Technology                                                                                358,000  (a)           8,055,000

Applied Materials                                                                               111,000  (a)           5,896,875

Cabletron Systems                                                                               346,900  (a)           9,409,663

Compaq Computer                                                                                 572,100               17,397,561

Gateway                                                                                         221,000  (a)          11,405,810

General Dynamics                                                                                100,000                7,156,250

Hewlett-Packard                                                                                 212,000                9,844,750

Intel                                                                                           886,200               39,879,000

International Business Machines                                                                 270,000               26,595,000

KLA-Tencor                                                                                      191,000  (a)           6,458,188

LSI Logic                                                                                       354,000  (a)          11,637,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Lucent Technologies                                                                             123,000                2,867,438

Micron Technology                                                                               307,000  (a)          10,668,250

Motorola                                                                                        372,000                9,276,750

National Semiconductor                                                                          168,400  (a)           4,378,400

Nortel Networks                                                                                 241,000               10,965,500

Novellus Systems                                                                                145,900  (a)           5,972,781

Sun Microsystems                                                                                 75,000  (a)           8,315,625

Teradyne                                                                                        209,000  (a)           6,531,250

Texas Instruments                                                                               201,000                9,861,562

United Technologies                                                                              89,000                6,213,312

                                                                                                                     241,276,746

ENERGY MINERALS--6.2%

Anadarko Petroleum                                                                              321,000               20,560,050

Conoco, Cl. A                                                                                   203,000                5,239,938

Exxon Mobil                                                                                     403,831               36,016,677

Royal Dutch Petroleum, ADR                                                                      364,000               21,612,500

Texaco                                                                                          156,500                9,243,281

                                                                                                                      92,672,446

FINANCE--19.1%

American Express                                                                                186,000               11,160,000

American General                                                                                115,300                9,281,650

American International Group                                                                    331,156               32,453,288

Associates First Capital, Cl. A                                                                  81,000                3,007,125

Bank of America                                                                                 207,900                9,992,194

Bank of New York                                                                                230,000               13,239,375

Chase Manhattan                                                                                 150,500                6,847,750

Citigroup                                                                                       840,866               44,250,573

Federal Home Loan Mortgage                                                                      408,200               24,492,000

Federal National Mortgage Association                                                           360,500               27,758,500

FleetBoston Financial                                                                           155,036                5,891,368

Goldman Sachs Group                                                                              49,000                4,890,813

Hartford Financial Services Group                                                                92,000                6,848,250

Household International                                                                         160,800                8,090,250

John Hancock Financial Services                                                                 335,100  (a)          10,597,537

Knight Trading Group                                                                            227,300  (a)           6,804,794

MBNA                                                                                            135,000                5,070,937

Morgan (J.P.)                                                                                    42,000                6,951,000


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Morgan Stanley Dean Witter & Co.                                                                262,000               21,041,875

Washington Mutual                                                                               131,000                5,764,000

Wells Fargo                                                                                     398,000               18,432,375

                                                                                                                     282,865,654

HEALTH SERVICES--3.3%

HCA-Healthcare                                                                                  915,200               36,550,800

Wellpoint Health Networks                                                                        98,600  (a)          11,530,038

                                                                                                                      48,080,838

HEALTH TECHNOLOGY--9.7%

ALZA                                                                                             76,000  (a)           6,151,250

Abbott Laboratories                                                                             113,000                5,967,813

American Home Products                                                                          172,700               10,966,450

Baxter International                                                                            110,000                9,040,625

Bristol-Myers Squibb                                                                            221,000               13,467,188

Johnson & Johnson                                                                               104,000                9,581,000

King Pharmaceuticals                                                                            211,000  (a)           9,455,437

Merck & Co.                                                                                     402,000               36,154,875

Pfizer                                                                                          495,750               21,410,203

Pharmacia                                                                                       153,303                8,431,665

Schering-Plough                                                                                 254,000               13,128,625

                                                                                                                     143,755,131

INDUSTRIAL SERVICES--1.4%

Schlumberger                                                                                    189,000               14,387,625

Transocean Sedco Forex                                                                          129,000                6,837,000

                                                                                                                      21,224,625

NON-ENERGY MINERALS--.3%

Alcoa                                                                                           173,000                4,962,937

PROCESS INDUSTRIES--1.9%

Dow Chemical                                                                                    141,000                4,318,125

International Paper                                                                             216,000                7,911,000

Monsanto                                                                                        321,100  (a)           8,185,500

Rohm & Haas                                                                                     259,000                7,786,187

                                                                                                                      28,200,812

PRODUCER MANUFACTURING--6.8%

Emerson Electric                                                                                118,000                8,665,625

General Electric                                                                              1,160,000               63,582,500

Masco                                                                                           330,500                6,176,219

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Tyco International                                                                              387,000               21,938,062

                                                                                                                     100,362,406

RETAIL TRADE--2.8%

Costco Wholesale                                                                                 69,500  (a)           2,545,437

Gap                                                                                             164,000                4,233,250

Lowe's                                                                                          116,600                5,327,163

May Department Stores                                                                           174,350                4,576,688

TJX Cos.                                                                                        490,200               13,357,950

Target                                                                                          412,000               11,381,500

                                                                                                                      41,421,988

TECHNOLOGY SERVICES--7.7%

Avaya                                                                                           295,250  (a)           3,967,422

Charter Communications, Cl. A                                                                   748,700  (a)          14,599,650

Computer Associates International                                                               169,900                5,415,563

Computer Sciences                                                                               205,600  (a)          12,952,800

Electronic Data Systems                                                                         342,300               16,066,706

Microsoft                                                                                       614,000  (a)          42,289,250

Network Associates                                                                              158,600  (a)           3,053,050

Oracle                                                                                          472,000  (a)          15,576,000

                                                                                                                     113,920,441

UTILITIES--10.9%

AT&T                                                                                            164,500                3,814,344

AT&T--Liberty Media Group, Cl. A                                                                344,000  (a)           6,192,000

BellSouth                                                                                       213,000               10,290,563

Coastal                                                                                         371,100               27,994,856

Duke Energy                                                                                     225,000               19,448,438

Dynegy, Cl. A                                                                                   123,200                5,705,700

Enron                                                                                           105,000  (a)           8,616,562

Niagara Mohawk Power                                                                            423,900  (a)           6,782,400

SBC Communications                                                                              466,600               26,916,987

Southern Energy                                                                                  81,100  (a)           2,209,975

TXU                                                                                             210,800                7,812,775

Telefonos de Mexico, Cl. L, ADR                                                                 137,000                7,389,437

Verizon Communications                                                                          416,220               24,062,719

WorldCom                                                                                        213,300  (a)           5,065,875

                                                                                                                     162,302,631

TOTAL COMMON STOCKS

   (cost $1,161,881,814)                                                                                           1,480,310,076


                                                                                               Principal

SHORT-TERM INVESTMENTS--.3%                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.94%,12/21/2000                                                                           1,125,000                1,115,089

   6.12%, 1/18/2001                                                                           3,800,000  (b)           3,749,346

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,865,331)                                                                                                   4,864,435
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,166,747,145)                                                          100.1%            1,485,174,511

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)              (1,487,154)

NET ASSETS                                                                                       100.0%            1,483,687,357

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY BROKERS AS COLLATERAL FOR OPEN SHORT POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF SECURITIES SOLD SHORT

October 31, 2000

COMMON STOCKS                                                                                   Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Nortel                                                                                          120,000                5,460,000

Oracle                                                                                          245,000                8,085,000

TOTAL SECURITIES SOLD SHORT (proceeds $13,408,102)                                                                    13,545,000

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,166,747,145  1,485,174,51

Receivable from brokers for proceeds on securities sold short        13,408,102

Receivable for investment securities sold                             3,681,301

Dividends receivable                                                    848,362

Receivable for shares of Common Stock subscribed                        235,851

Receivable for futures variation margin--Note 4(a)                       55,430

Prepaid expenses                                                          9,165

                                                                  1,503,412,722
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,194,322

Cash overdraft due to Custodian                                       1,291,635

Securities sold short, at value (proceeds $13,408,102)
  --see Statement of Securities Sold Short                           13,545,000

Payable for investment securities purchased                           2,849,187

Payable for shares of Common Stock redeemed                             560,902

Accrued expenses                                                        284,319

                                                                     19,725,365
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,483,687,357
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,075,882,566

Accumulated undistributed investment income--net                        728,247

Accumulated net realized gain (loss) on investments                  88,786,076

Accumulated net unrealized appreciation (depreciation)
  on investments and securities sold short--Note 4(b)               318,290,468
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,483,687,357
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      76,904,079

NET ASSET VALUE, offering and redemption price per share ($)              19.29

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $111,845 foreign taxes withheld at source)   16,412,890

Interest                                                             2,537,024

TOTAL INCOME                                                        18,949,914

EXPENSES:

Management fee--Note 3(a)                                           11,561,659

Shareholder servicing costs--Note 3(b)                               2,799,452

Directors' fees and expenses--Note 3(c)                                113,052

Custodian fees--Note 3(b)                                              102,478

Prospectus and shareholders' reports                                    89,938

Professional fees                                                       68,327

Registration fees                                                       25,256

Miscellaneous                                                           35,219

TOTAL EXPENSES                                                      14,795,381

INVESTMENT INCOME--NET                                               4,154,533
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 89,239,083

  Short sale transactions                                             (997,956)

Net realized gain (loss) on financial futures                        5,257,942

NET REALIZED GAIN (LOSS)                                            93,499,069

Net unrealized appreciation (depreciation) on investments
  and securities sold short [including ($3,879,202) net
  unrealized (depreciation) on financial futures]                   26,437,342

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             119,936,411

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               124,090,944

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                            ------------------------------------

                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,154,533           9,205,307

Net realized gain (loss) on investments        93,499,069         174,872,620

Net unrealized appreciation (depreciation)
   on investments                              26,437,342         122,580,859

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  124,090,944         306,658,786
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (3,839,868)         (10,712,803)

Net realized gain on investments            (169,987,626)        (102,070,849)

TOTAL DIVIDENDS                             (173,827,494)        (112,783,652)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                651,194,432          718,800,250

Dividends reinvested                         166,158,765          107,345,114

Cost of shares redeemed                     (861,824,779)      (1,103,206,818)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (44,471,582)        (277,061,454)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (94,208,132)         (83,186,320)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,577,895,489        1,661,081,809

END OF PERIOD                               1,483,687,357        1,577,895,489

Undistributed investment income--net              728,247              413,582
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    34,109,871           37,570,438

Shares issued for dividends reinvested          8,835,349            6,074,347

Shares redeemed                               (44,963,245)         (57,679,437)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,018,025)         (14,034,652)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            19.99          17.87          19.82          20.53         17.96

Investment Operations:

Investment income--net                                            .05(a)         .11(a)         .18            .34           .35

Net realized and unrealized
   gain (loss) on investments                                    1.51            3.26          1.14           1.97          3.05

Total from Investment Operations                                 1.56            3.37          1.32           2.31          3.40

Distributions:

Dividends from investment income--net                            (.05)          (.12)          (.18)         (.37)          (.32)

Dividends from net realized gain
   on investments                                               (2.21)         (1.13)         (3.09)        (2.65)          (.51)

Total Distributions                                             (2.26)         (1.25)         (3.27)        (3.02)          (.83)

Net asset value, end of period                                  19.29          19.99          17.87         19.82          20.53
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.10          19.79           7.23         12.97          19.41
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                             .96           1.03           1.10          1.01          1.02

Ratio of interest expense and
   dividends on securities sold short
   to average net assets                                           --            .00(b)          --           .01           .01

Ratio of net investment income
   to average net assets                                          .27            .56            .97          1.67          1.78

Portfolio Turnover Rate                                         54.80          96.42         101.87        129.48        131.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,483,687      1,577,895      1,661,082     1,912,408     2,068,453

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund' s shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the
results   of   operations   resulting   from   changes   in  foreign   The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $11,985 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2000, the fund was charged $1,588,985 pursuant to the Shareholder Services Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under   a   transfer   agency   agreement   for   provid   The   Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $827,668 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2000, the fund was charged $102,478 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended October 31, 2000, the fund incurred total brokerage commissions of $1,733,779 of which $73,642 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended October 31, 2000:

                                      Purchases ($)               Sales ($)
--------------------------------------------------------------------------------

Long transactions                       819,991,032             939,898,938

Short sale transactions                   5,673,323              18,083,469

     TOTAL                              825,664,355             957,982,407


The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2000, there were no financial futures outstanding.

(b) At October 31, 2000, accumulated net unrealized appreciation on investments and securities sold short was $318,290,468, consisting of $383,282,207 gross unrealized appreciation and $64,991,739 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statements of investments and securities sold short as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

December 8, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.560 per share as a long-term capital gain distribution of the $2.222 per share paid on December 3, 1999.

The fund also designates 35.905% of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Growth and Income Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  010AR0010